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                                                                    EXHIBIT 10.7

                           AMENDMENT TO LOAN AGREEMENT


         THIS AMENDMENT TO LOAN AGREEMENT, ("AMENDMENT TO LOAN AGREEMENT") made and entered into the _____ day of June, 2002, by and between STILLWATER NATIONAL BANK AND TRUST COMPANY OF STILLWATER, OKLAHOMA, a National Banking Corporation (hereinafter referred to as "BANK") and EXCALIBUR HOLDINGS, INC., a Texas corporation (hereinafter referred as "DEBTOR").

         WHEREAS, Bank and Debtor entered into that certain revolving loan agreement (the "LOAN AGREEMENT") dated the 8TH DAY OF MAY, 2002, whereby Bank (sometimes referred to therein as "SNB") agreed to make a revolving loan to Debtor amounts not at any one time in the aggregate principal balance exceeding the lesser of: (i) the Borrowing Base determined as of the date of borrowing; or
(ii) TWO MILLION AND NO/100 DOLLARS ($2,000,000.00); and

         WHEREAS, Bank and Debtor desire to increase the maximum loan amount to TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00).

         NOW THEREFORE, in consideration of the mutual promises herein contained, and in consideration of other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged the parties hereby agree as follows:

         I. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended and modified as follows:

         A.       Paragraph 1.1 is amended to read as follows:

                  "1.1 Subject to the terms and conditions of this Agreement, Debtor shall have the right from time to time, prior to the Termination Date, to borrow and, upon repayment, reborrow from the Bank amounts not at any one time in the aggregate principal balance exceeding the lesser of: (i) the Borrowing Base determined as of the date of borrowing; or (ii) TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00) (hereinafter referred to as "REVOLVING LOAN"). For these purposes:"

         B. Subparagraph (b) of Paragraph 1.1 is amended to read as follows:

                           "(b) "Borrowing Base" means, as of any given date,
                  the sum of the following factors: (l) eighty percent (80%), or at the Bank's sole discretion any lesser percentage designated upon sixty (60) days notice, of Eligible Trade Accounts Receivable of Debtor; plus (2) fifty percent (50%) of the value of the inventory of Debtor, up to a maximum of ONE MILLION TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($1,250,000.00)."
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         C.       Subparagraph (c)(7) of Paragraph 1.1 is hereby amended to read as follows:

                           "(7) Eligible Trade Accounts Receivable shall not
                  include any account receivable of the same account debtor to the Eligible Creditor in excess of fifteen percent (15%) of the then Eligible Trade Accounts Receivable calculated after excluding Eligible Creditor's Eligible Trade Accounts Receivable; PROVIDED, HOWEVER, Bank hereby conditionally waives the FIFTEEN PERCENT (15%) limitation regarding J&G STEEL AND ENVENTURE, a joint venture of Halliburton and Shell Oil Company, ("J&G") and instead shall permit Eligible Trade Accounts Receivable to include J&G's account receivable to the Eligible Creditors to be up to TWENTY-FIVE (25%) of the then Eligible Trade Accounts Receivable calculated after excluding Eligible Creditor's Eligible Trade Accounts Receivable, which waiver may be withdrawn by Bank, in its sole discretion, at any time upon notice to Debtor; and"

         D. Subparagraph (a) of Paragraph 6.1 shall be amended to read as follows:

                           "(a) Become or remain liable in any manner in respect
                  of any indebtedness or contractual liability (including, without limitation, notes, bonds, debentures, loans, guaranties, and pension liabilities, whether or not contingent and whether or not subordinated), except with respect to any other indebtedness to Bank, and except:"

         E.       The first sentence of Paragraph 8.2 shall be amended to read:

                  "The Debtor shall pay to the Bank a loan fee of 1/4 of 1% of the maximum aggregate principal amount permitted under of the Revolving Note. In the event there is an increase in the maximum amount permitted, the Debtor shall pay to the Bank an additional loan fee of 1/4 of 1% of the amount of such increase. The Debtor shall pay to the Bank the amount of all reasonable out-of-pocket expenses, including the fees, and disbursements of legal counsel for the Bank paid or incurred by the Bank in connection with the preparation, execution, delivery and performance of the Loan Agreement, the Revolving Note, the Security Agreement, the Guaranties and all documents deemed necessary by the Bank, and any amendment or modification thereof. The Debtor agrees to indemnify and hold

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                  harmless the Bank from and against any and all taxes
                  (including documentary taxes), assessments and other charges (except net income taxes) levied or based upon or payable in connection with the execution, delivery and performance of the Loan Agreement or the Note, the Security Agreement, or any amendment thereof, levied or based upon payable in connection with, or measured by the indebtedness evidenced by the Revolving."

         II. REPRESENTATIONS AND WARRANTIES. Debtor hereby represents and warrants to Bank that there does not presently exist any Event of Default under
Section 7.l of the Loan Agreement or any event which, with the giving of notice or the lapse of time (or both) would become an Event of Default, and that there has been no material adverse change in Debtor's financial condition since the making of the Loan. Debtor acknowledges that Bank has materially relied upon this representation and warranty as a condition precedent to Bank's making this Amendment to Loan Agreement.

         III. OTHER CHANGES. The provisions of this Amendment to Loan Agreement shall be incorporated into the Loan Agreement in a manner so as to reasonably give effect to the intent of the parties under this Amendment to Loan Agreement. In the event of a conflict between the provisions of this Amendment to Loan Agreement and the Loan Agreement, the provisions of this Amendment to Loan Agreement shall take precedence. Except as specifically set forth herein, there are no other changes to the Loan Agreement.

         IN WITNESS WHEREOF, this Agreement is executed as of the day and year first above written.


                                   "DEBTOR"
                                   Excalibur Holdings, Inc.
                                   a Texas corporation



                                   By: /S/ William S. H. Stuart
                                      ----------------------------------------
                                      William S. H. Stuart, President and Chief
                                      Executive Officer


                                   "BANK"
                                   Stillwater National Bank and Trust Company,
                                   Stillwater, Oklahoma,



                                   By: /S/ Joe E. Staires
                                      -----------------------------------------
                                      Joe E. Staires, Senior Vice-President

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                                   "INDIVIDUAL GUARANTORS"

                                    /S/ William S. H. Stuart
                                    ------------------------------------
                                    William S. H. Stuart

                                    /S/ Matthew C. Flemming
                                    ------------------------------------
                                    Matthew C. Flemming


                                    "CORPORATE GUARANTORS"

                                    Excalibur Aerospace, Inc.
                                    an Oklahoma corporation


                                   By: /S/ William S. H. Stuart
                                      ----------------------------------------
                                      William S. H. Stuart, President and Chief
                                      Executive Officer

                                    Excalibur Steel, Inc.
                                    an Oklahoma corporation


                                   By: /S/ William S. H. Stuart
                                      ----------------------------------------
                                      William S. H. Stuart, President and Chief
                                      Executive Officer, Excalibur Services,
                                      Inc. an Oklahoma corporation


                                   By: /S/ William S. H. Stuart
                                      ----------------------------------------
                                       William S. H. Stuart, President and Chief
                                       Executive Officer


                                    Shumate Machine Works, Inc.
                                    a Texas corporation



                                   By: /S/ William S. H. Stuart
                                      ----------------------------------------
                                       William S. H. Stuart, President and Chief
                                       Executive Officer

                                       4